UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 3, 2011
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-52588	43-1823071
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10401 Clayton Road	63131
Frontenac, Missouri	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code
(314) 569-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. OTHER EVENTS.
On May 4, 2011, Registrant announced the results of its annual meeting of shareholders held on May 3, 2011. A copy of the press release issued by Registrant announcing such results is attached hereto as Exhibit 99.1.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
99.1	Press release issued by Reliance Bancshares, Inc. on May 4, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 4, 2011

RELIANCE BANCSHARES, INC. (Registrant)
By:	/s/ Dale E. Oberkfell
	Name:	Dale E. Oberkfell
	Title:	Chief Financial Officer

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